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                          FIRST FEDERAL CAPITAL CORP.
                      1997 STOCK OPTION AND INCENTIVE PLAN

1.   PURPOSE.

     The purpose of the First Federal Capital Corp. (the "Company") 1997 Stock Option and Incentive Plan (the "Plan") is to advance the interests of the Company and its shareholders by providing those key employees of the Company and its Affiliates, including First Federal Savings Bank of La Crosse-Madison (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan also is to attract and retain personnel of experience and ability to the service of the Company and its Affiliates, and to reward such individuals for achievement of corporate and individual performance goals.


2.   DEFINITIONS.

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member, or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with
Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Award" means a Stock Grant or a grant of Non-statutory Stock Options or Incentive Stock Options pursuant to the provisions of this Plan.

     (c) "Board of Directors" or "Board" means the board of directors of the Company.

     (d)   "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Change in Control" of the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Exchange Act; or (ii) results in a change in control of the Bank or the Company within the meaning of the Home Owners Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the effective date of this Plan; or (iii) without limitation shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 25% or more of the Bank's or the Company's outstanding securities ordinarily having the right to vote in the election of


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directors except for any securities purchased by the Bank's employee stock benefit plans; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he or she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution which is approved by shareholders and becomes effective; or (d) a proxy statement soliciting proxies from shareholders of the Company, by someone other than the current management of the Company, seeking shareholder approval of a plan of reorganization, merger or consolidation of the Company or the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed and shareholders approve the action disclosed in the proxy materials.

     (e) "Committee" means a committee consisting of two or more Non-Employee Directors appointed by the Board pursuant to Section 3 hereof. "Non-Employee Director," as defined in Rule 16b-3 promulgated by the SEC under the Exchange Act, means a director who (i) is not currently an officer or otherwise employed by the Company or the Bank, or a parent or other subsidiary of the Company,
(ii) does not receive compensation for consulting services or in any other capacity from the Company or the Bank in excess of $60,000 in any one year,
(iii) does not possess an interest in and is not engaged in business relationships required to be reported under Items 404(a) or 404(b) of Regulation S-K promulgated under the Exchange Act, and (iv) is an Outside Director as defined in Treas. Reg. 1.162-27 promulgated under the Code.

     (f) "Common Stock" means the Common Stock of the Company, $.10 par value per share.

     (g) "Date of Grant" means the date an Award is effective pursuant to the terms hereof.

     (h) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Committee must advise the Committee that it is either not possible to determine when




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such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

     (i) "Employee" means any person who is currently employed by the Company or any Affiliate.

     (j)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the closing price as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

     (l) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designed as an Incentive Stock Option pursuant to
Section 9 of this Plan.

     (m) "Non-statutory Stock Option" means an Option granted to a Participant and which is not an Incentive Stock Option.

     (n) "Option" means an Award granted under Section 8 or Section 9 of this Plan.

     (o) "Participant" means an Employee of the Company or its Affiliates chosen by the Committee to participate in the Plan.

     (p) "Plan Year(s)" means a calendar year or years commencing on or after January 1, 1997.

     (q) "Retirement" means a termination of employment which constitutes a normal, early or late retirement under the First Federal Savings Bank LaCrosse-Madison Pension Plan.

     (r)   "SEC" means the Securities and Exchange Commission.

     (s) "Stock Grant" means a grant of shares of Common Stock accompanied by such restrictions as may be determined by the Committee under Section 7 of this Plan.

     (t) "Termination for Cause" means the termination for personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal




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profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or the material breach of any provisions of an Employee's employment contract.

     (u) "Threatened Change in Control" shall mean any set of circumstances which in the opinion of the Board, as expressed through a resolution, poses a real, substantial and immediate possibility of leading to a Change in Control.


3.   ADMINISTRATION.

     3.1 General. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board. The Committee shall act by vote or written consent of a majority of its members. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable with respect to Participants. All determinations and interpretations made by the Committee shall be binding and conclusive on such Participants and on their legal representatives and beneficiaries. In determining the number of shares of Common Stock with respect to which Options and Stock Grants are exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it less.

     3.2 Limitation on Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Committee is a party or is threatened to made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner reasonably believed to be in the best interests of the Company, and its Affiliates and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.





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4.   TYPES OF AWARDS.

     Awards under the Plan may be granted in any one or a combination of:

     (a)    Stock Grants;

     (b)    Non-statutory Stock Options;

     (c)    Incentive Stock Options;

as defined in paragraphs 7, 8 and 9 of the Plan.

     The Committee shall, in its discretion, determine from time to time which Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-statutory Stock Option, the exercise price of an Option and the restrictions, if any, which will be applicable to each Stock Grant. In making all such determinations, the Committee shall take into account the duties, responsibilities and performance of each respective Employee, his or her present and potential contributions to the growth and success of the Company, his salary and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

     No optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that the Participant's name is recorded on the Company's shareholder records as the holder of record of such shares acquired pursuant to the exercise of an Option.


5.   STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 14, the maximum number of shares reserved for Stock Grants and for purchase pursuant to the exercise of Options granted under the Plan is 490,000 shares of Common Stock.

     Of the total shares of Common Stock available under the Plan, Options to purchase no more than 122,500 shares of Common Stock shall be issued to any Participant in any period of three (3) calendar years.

     The shares of Common Stock to be subject to the Plan may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that Options are granted and Stock Grants are made under the Plan, the shares underlying such Options and Stock Grants will be unavailable for future grants under the Plan except that, to the extent that the Options and Stock Grants granted under the Plan terminate, expire or are canceled without having been exercised, new Awards may be made with respect to such shares.



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6.   ELIGIBILITY.

     Officers and other Employees (including Employees who also are directors of the Company or its Affiliates) shall be eligible to receive Stock Grants, Incentive Stock Options and Non-statutory Stock Options under the Plan. Awards may not be granted to individuals who are not Employees.


7.   STOCK GRANTS.

     7.1 General Terms. Each Stock Grant may be accompanied by such restrictions, or may be made without any restrictions, as may be determined in the discretion of the Committee. Such restrictions may include, without limitation, requirements that the Participant remain in the continuous employment of the Company or its Affiliates for a specified period of time, or that the Participant meet designated individual performance objectives, or that the Company and/or one or more of its Affiliates meet designated performance objectives.

     7.2 Issuance Procedures. A stock certificate representing the number of shares of Common Stock covered by a Stock Grant shall be registered in the Participant's name and may be held by the Participant; provided however, if a Stock Grant is subject to certain restrictions, the shares of Common Stock covered by such Stock Grant shall be registered in the Participant's name and held in custody by the Company. A Participant who has been awarded a Stock Grant shall have all rights and privileges of a shareholder of the Company as to the shares of Common Stock covered by a Stock Grant, including the right to receive dividends and the right to vote such shares, provided that (a) a Participant shall not be entitled to delivery of a certificate evidencing such shares or any certificate evidencing stock dividends until the expiration or satisfaction of any applicable restrictions, (b) none of the shares of Common Stock covered by the Stock Grant may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the expiration or satisfaction of any applicable restrictions, and (c) all of the shares of Common Stock covered by a Stock Grant shall be forfeited and all rights of a Participant who has been awarded such Stock Grant to such shares shall terminate without further obligation on the part of the Company in the event that any applicable restrictions do not expire or are not satisfied. Upon forfeiture of shares of Common Stock, such shares shall be transferred to the Company without further action by the Participant. Upon the expiration or satisfaction of any applicable restrictions, whether in the ordinary course or under circumstances set forth in Section 7.3, certificates evidencing shares of Common Stock subject to the related Stock Grant shall be delivered to the Participant, or the Participant's beneficiary or estate, as the case may be, free of all such restrictions.




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     7.3    Accelerated Vesting.

     (a) Death, Disability or Retirement. Unless the Committee shall specifically state otherwise at the time a Stock Grant is awarded, all Stock Grants shall become vested in full and all related restrictions shall terminate and expire on the date that a recipient of a Stock Grant terminates his employment with the Company or its Affiliates due to death, Disability or Retirement.

     (b) Change in Control. Notwithstanding anything to the contrary herein, all outstanding Stock Grants shall become immediately vested and all related restrictions shall terminate and expire in the event there is an actual, or Threatened, Change in Control of the Company.


8.   NON-STATUTORY STOCK OPTIONS.

     8.1    Grant of Non-statutory Stock Options.

     (a) Grants to Employees. The Committee may, from time to time, grant Non-statutory Stock Options to Employees and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan.

     (b) Terms of Non-Statutory Options. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

           (i) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined on the date the option is granted. Such purchase price shall be the Fair Market Value of the Company's Common Stock on the Date of Grant or such greater amount as determined by the Committee. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(k) of the Plan.

           (ii) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be ten years from the Date of Grant, or such shorter period determined by the Committee. The Committee shall determine with respect to Employees, the date on which each Non-statutory Stock Option shall become exercisable and may provide that a Non-statutory Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option granted to an Employee may be exercised in whole or in part.




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     Notwithstanding the above, in the event of a Change in Control of the
Company or a Threatened Change in Control, all Non-statutory Stock Options shall become immediately exercisable.

           (iii)    Termination of Service.

           Upon the termination of a Participant's service for any reason other than death, Disability, Retirement or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination.

           In the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire upon termination.

           In the event of the death, Disability or Retirement of any Participant or a Change in Control, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year.

           The Committee, at the time of grant or thereafter, may extend the period of Non-statutory Stock Option exercise on a Participant's termination of service to a period not exceeding 5 years, provided that in no event shall the period extend beyond the expiration of the Non-statutory Stock Option term.


9.   INCENTIVE STOCK OPTIONS.

     9.1    Grant of Incentive Stock Options.

     The Committee may, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant. However, if a Participant owns Common Stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company (or under Section 425(d) of the Code is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the




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Company at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(k).

     (b) Amounts of Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 9.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 9.1 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee, the Employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock), the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five years from the Date of Grant.

     No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee to whom it is granted.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code.

     Notwithstanding the above, in the event of a Change in Control of the Company, or Threatened Change in Control, all Incentive Stock Options shall become immediately exercisable.



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     (d)    Termination of Service.  Upon the termination of a Participant's service for any reason other than death, Disability, Retirement, Termination for Cause or Change in Control, the Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination.

     In the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire upon termination.

     In the event of death, Disability or Retirement of any Employee, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries for one year following the date of the Participant's death, Retirement or cessation of employment due to Disability; provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's cessation of employment.

     Upon termination of the Participant's service due to a Change in Control, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of Participant's cessation of employment; provided however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's cessation of employment.

     The Committee, at the time of grant or thereafter, may extend the period of Incentive Stock Option exercise on a Participant's termination of service to a period not exceeding 5 years, provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's cessation of employment. Notwithstanding anything to the contrary contained herein, in no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (e) Compliance with Code. The options granted under this Section 9 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code.




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10.  SURRENDER OF OPTIONS TO THE COMPANY.

     In the event of a Participant's termination of employment, the Participant (or the Participant's personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination and the exercise price per share of the option on the Date of Grant. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and the Company determines to make payment, such payment shall be in lieu of the exercise of the underlying option and such option shall cease to be exercisable.


11.  RIGHTS OF A SHAREHOLDER; LIMITED TRANSFERABILITY.

     No Participant shall have any rights as a shareholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other Employee at any time.

     No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Participant to whom it is granted.

     Non-statutory Stock Options granted hereunder may be exercised only during a Participant's lifetime by the Participant, the Participant's guardian or legal representative or by a permissible transferee. Non-statutory Stock Options shall be transferable by Participants pursuant to the laws of descent and distribution upon a Participant's death, and during a Participant's lifetime, Non-statutory Stock Options shall be transferable by Participants to members of their immediate family, trusts for the benefit of members of their immediate family, and charitable institutions ("permissible transferee") to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws. The term "immediate family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, sister-in-law, or brother-in-law and shall include adoptive relationships.




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


     The Committee shall have the authority to establish rules and regulations specifically governing the transfer of Options granted under this Plan as it deems necessary and advisable.


12.  AGREEMENT WITH GRANTEES.

     Each Award of Options will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates which describes the conditions for receiving the Options including the date of Option Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by applicable securities law.

     The proper officers of the Company shall advise each Participant who is awarded a Stock Grant, in writing, of the number of shares to which it pertains and the terms and conditions and any restrictions applicable to such Stock Grant; provided they are not inconsistent with the terms, conditions and provisions of the Plan.


13.  DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.


14.  DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;



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



     (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.


15.  WITHHOLDING.

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.


16.  AMENDMENT OF THE PLAN.

     The Board of Directors may at any time, and from time to time, terminate, modify or amend the Plan in any respect; provided however, that Sections 7.1,
8.1 and 9.1 governing grants shall not be amended more than once every six months other than to comport with the Code or the Employee Retirement Income Security Act of 1974, as amended, if applicable.

     The Board may determine that shareholder approval of any amendment to this Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

     Such termination, modification or amendment may not affect the rights of a Participant under an outstanding Award, except the Board may, prior to a Change in Control, terminate the Plan in connection with a Change in Control and make a cash payment to all Participants equal to the difference between the Fair Market Value of the Common Stock on the date of the Change in Control and the exercise price per share of an Option on the Date of Grant.


17.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as of the date the Plan is approved by shareholders at an annual or special meeting of shareholders (the "Effective Date"). The Plan also shall be presented to shareholders of the Company for ratification for purposes of: (i) satisfying one of the requirements of Section 422 of the Code governing the tax treatment for Incentive Stock Options; and
(ii) maintaining listing on the NASDAQ National Market System.



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18.  TERMINATION OF THE PLAN.

     No Awards under the Plan shall be granted more than ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time. No termination shall, without the consent of a Participant, adversely affect such individual's rights under a previously granted award.


19.  APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the State of Wisconsin to the extent not preempted by Federal law as now or hereafter in effect.


20.  COMPLIANCE WITH SECTION 16.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.





___________________________            ______________________________
Date Adopted                           (Signature)
                                       Title


___________________________            ______________________________
Date Approved by                       Secretary
Shareholders



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